UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 5, 2021

ProPetro Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38035	26-3685382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1706 S. Midkiff Midland, TX	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 688-0012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PUMP	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

President Appointment

On April 5, 2021, Samuel D. Sledge, currently the Chief Strategy and Administrative Officer of ProPetro Holding Corp. (the “Company”), was appointed as President of the Company, effective immediately. Although no modifications were made to Mr. Sledge’s compensation at the time of his appointment, Mr. Sledge’s compensation will be reviewed by the Compensation Committee of the Company’s board of directors (the “Committee”) at the Committee’s next regularly scheduled meeting.

Samuel D. Sledge has served as the Company’s Chief Strategy and Administrative Officer since March 2020. Mr. Sledge has significant experience with the Company, having joined the Company in 2011. Mr. Sledge has served in various capacities throughout his tenure such as a Frac Technical Specialist and Technical Operations Manager where his duties included quality control, planning and logistics, and the development of the engineering program. Prior to serving as Chief Strategy and Administrative Officer, Mr. Sledge served as the Vice President of Finance, Corporate Development, and Investor Relations where his responsibilities included financial planning and analysis, strategic initiatives and investor relations. Mr. Sledge received a Bachelor of Business Administration and a Masters of Business Administration from Baylor University.

There are no arrangements or understandings between Mr. Sledge and any other persons pursuant to which he was selected to serve as the Company’s President. There are no family relationships between Mr. Sledge and any director or executive officer of the Company. Information regarding Mr. Sledge required by Item 404(a) of Regulation S-K was previously disclosed in the Company’s proxy statement filed on March 26, 2021 and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On April 5, 2021, the Company issued a press release announcing the appointment of Mr. Sledge as President. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information furnished with this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release, dated April 5, 2021.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPETRO HOLDING CORP.

Date: April 5, 2021	By:	/s/ Phillip A. Gobe
Phillip A. Gobe
Chief Executive Officer

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